MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                 SERIES 1997-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


 Collection Period Ending                                September 30, 2000
 Determination Date                                       October 9, 2000
 Distribution Date                                        October 16, 2000

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 Class A Accumulation Period ("Y" or "N")?                       N
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 Class B Accumulation Period ("Y" or "N")?                       N
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 Early Amortization Period ("Y" or "N")?                         N
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 Class B Investor Amount paid in full ("Y" or "N")?              N
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 MASTER TRUST INFORMATION

 Receivables

 1.     The aggregate amount of Receivables less all Receivables
        in Charged-Off Accounts as of the end of the last day of
        the Collection Period was equal to:                                                           $ 1,637,673,702.97

 2.     The aggregate amount of Principal Receivables as of the
        end of the last day of the Collection Period (not including
        reduction for Discount Receivables) was equal to:                                             $ 1,600,529,473.94

 3.     The average Discount Percentage for the Collection Period:                                                 2.00%

 4.     The aggregate amount of Discount Option Receivables as of
        the end of the last day of the Collection Period was equal to:                                $    32,010,589.48

 5.     The aggregate amount of Principal Receivables as of the
        end of the last day of the Collection Period (including
        reduction for Discount Receivables) was equal to:                                             $ 1,568,518,884.46

 6.     The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
        increase for Discount Receivables) was equal to:                                              $    37,144,229.03

 7.     The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
        increase for Discount Receivables) was equal to:                                              $    69,154,818.51

 8.     The average amount of Receivables for the Collection
        Period was equal to:
        a. Average Principal Receivables                                                              $ 1,572,827,765.42
        b. Average Total Receivables                                                                  $ 1,638,455,659.76

 9.     The Transferor Amount as of the end of the last day of the
         Collection Period:                                                                           $    24,818,884.46

 10.    Minimum Transferor Amount required as of end of last day of Collection Period:                $             0.00

 11.    The aggregate amount of Principal Charge-Offs for the
        Collection Period was equal to:                                                               $    13,440,024.04

 12.    The aggregate amount of Finance Charge Charge-Offs
        for the Collection Period was equal to:                                                       $     2,068,107.99

 13.    The Excess Funding Account Balance as of the end of the
        last day of the Collection Period                                                             $             0.00


 Collections

 14.    The aggregate amount of Principal Collections for the
        Collection Period was equal to:
        a.)  Collection of Principal Receivables:                                                     $   114,227,813.82
        b.)  Recoveries:                                                                                    2,362,686.24
        c.)  Discount Receivable Collections:                                                         $    (2,284,556.28)
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        d.) Total Principal Receivable Collections:                                                   $   114,305,943.78


 15.    The aggregate amount of Finance Charge Collections for the
        Collection Period was equal to:
        a.)  Collection of Finance Charge Receivables                                                 $    26,168,056.14
        b.)  Interchange Amount                                                                       $     1,713,973.16
        c.)  Discount Receivable Collections                                                          $     2,284,556.28
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        d.)  Total Finance Charge Receivable Collections                                              $    30,166,585.58

 16.    The aggregate amount of interest earnings (net of losses
        and investment expenses) on the Excess Funding
        Account for the Collection Period:                                                            $             0.00

 17.    The aggregate amount of Collections processed for the
        Collection Period:                                                                            $   144,472,529.36

 Invested Amounts

 18.    The 1997-1 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a. Class A-1 Invested Amount                                                                  $    15,000,000.00
        b. Class A-2 Invested Amount                                                                  $    15,000,000.00
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        c. Total                                                                                      $    30,000,000.00

 19.    The average amount of the 1997-1 Net Investment for the
        Collection Period was equal to:
        a. Class A-1 Invested Amount                                                                  $    21,066,666.67
        b. Class A-2 Invested Amount                                                                  $    15,000,000.00
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        c. Total                                                                                      $    36,066,666.67

 20.    The 1997-2 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A                                                                                   $   603,000,000.00
        b.  Class B                                                                                   $   135,000,000.00
        c.  Collateral Indebtedness Interest                                                          $    63,000,000.00
        d.  Class D                                                                                   $    99,000,000.00
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        e.  Total                                                                                     $   900,000,000.00

 21.    The average amount of the 1997-2 Net Investment for the
        Collection Period was equal to:
        a.  Class A                                                                                   $   603,000,000.00
        b.  Class B                                                                                   $   135,000,000.00
        c.  Collateral Indebtedness Interest                                                          $    63,000,000.00
        d.  Class D                                                                                   $   103,200,000.00
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        e.  Total                                                                                     $   904,200,000.00


 22.    The 1998-1 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A                                                                                   $   402,000,000.00
        b.  Class B                                                                                   $    90,000,000.00
        c.  Collateral Indebtedness Interest                                                          $    48,000,000.00
        d.  Class D                                                                                   $    73,700,000.00
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        e.  Total                                                                                     $   613,700,000.00

 23.    The average amount of the 1998-1 Net Investment for the
        Collection Period was equal to:
        a.  Class A                                                                                   $   402,000,000.00
        b.  Class B                                                                                   $    90,000,000.00
        c.  Collateral Indebtedness Interest                                                          $    48,000,000.00
        d.  Class D                                                                                   $    73,700,000.00
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        e.  Total                                                                                     $   613,700,000.00

 24.    The aggregate Invested Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        Collection Period:                                                                            $ 1,543,700,000.00

 Series 1997-2 Allocation Percentages

 25.    The Fixed Allocation Percentage with respect to the Collection Period:
                 a.  Class A                                                                          %            0.00%
                 b.  Class B                                                                          %            0.00%
                 c.  Collateral Indebtedness Interest                                                 %            0.00%
                 d.  Class D                                                                          %            0.00%
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                 e.  Series 1997-2 Total                                                                           0.00%

 26.    The Floating Allocation Percentage with respect to the Collection Period:
                 a.  Class A                                                                          %           38.23%
                 b.  Class B                                                                          %            8.56%
                 c.  Collateral Indebtedness Interest                                                 %            3.99%
                 d.  Class D                                                                          %            6.85%
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                 e.  Series 1997-2 Total                                                                          57.63%

 Allocation of Collections

 27.    The Series 1997-2 allocation of Collections of Principal
        Receivables for the Collection Period:
                 a.  Class A                                                                          $    43,701,536.45
                 b.  Class B                                                                          $     9,783,926.07
                 c.  Collateral Indebtedness Interest                                                 $     4,565,832.17
                 d.  Class D                                                                          $     7,827,140.86
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                 e.  Series 1997-2 Total                                                              $    65,878,435.55


 28.    The Series 1997-2 allocation of Collections of Finance
        Charge Receivables for the Collection Period:
                 a.  Class A                                                                          $    11,533,312.23
                 b.  Class B                                                                          $     2,582,084.83
                 c.  Collateral Indebtedness Interest                                                 $     1,204,972.92
                 d.  Class D                                                                          $     2,065,667.86
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                 e.  Series 1997-2 Total                                                              $    17,386,037.84

 Portfolio Yield and Delinquencies

 29.    The Portfolio Yield for the  Collection Period:                                               %           12.73%

 30.    The 3-month average Portfolio Yield for the three most recent
        Collection Periods:                                                                           %           13.26%

 31.    The Base Rate for the Collection Period:                                                      %            8.90%

 32.    The 3-month average Base Rate for the three most recent
        Collection Periods:                                                                           %            8.82%

 33.    The 3-month average Portfolio Adjusted Yield:                                                 %            4.44%

 34.    The amount of Shared Excess Finance Charge Collections
        allocable to Series 1997-2 with respect to any Finance Charge
        Shortfall in such Series for the Collection Period:                                           $             0.00

 35.    The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
        (a) Delinquent 31 to 60 days                                                                       43,707,777.72
        (b) Delinquent 61 to 90 days                                                                       30,251,126.98
        (c) Delinquent 91 days or more                                                                     52,095,506.11

 Determination of Monthly Interest

 36.    Class A Monthly Interest:
                 a.  Class A Monthly Interest                                                         $     3,547,126.56
                 b.  Funds allocated and available to pay Class A
                      Monthly Interest for the Collection Period (4.3a)                               $    11,533,312.23
                 c.  Class A Interest Shortfall (b less a)                                            $             0.00
                 d.  Class A Additional Interest                                                      $             0.00

 37.    Class B Monthly Interest:
                 a.  Class B Monthly Interest                                                         $       824,357.81
                 b.  Funds allocated and available to pay Class B
                      Monthly Interest for the Collection Period (4.3b)                               $     2,582,084.83
                 c.  Class B Interest Shortfall (b less a)                                            $             0.00
                 d.  Class B Additional Interest                                                      $             0.00

 38.    Collateral Monthly Interest and Class D Monthly Interest:
                 a.  Collateral/Class D Monthly Interest                                              $     1,028,289.37
                 b.  Funds allocated and available to pay Collateral/
                      Class D Monthly Interest for the Collection Period                              $     3,270,640.78
                 c.  Collateral/Class D Interest Shortfall (b less a)                                 $             0.00
                 d.  Collateral/Class D Additional Interest                                           $             0.00

 Determination of Monthly Principal

 39.    Class A Monthly Principal (pursuant to section 4.4a):
              (X)a.  Available Principal Collections on deposit in the
                     Collection Account and available for distribution:                               $             0.00
              (Y)a.  Controlled Accumulation Amount                                                   $             0.00
                 b.  Deficit Controlled Accumulation Amount                                                         0.00
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                 c.  Controlled Deposit Amount (sum a + b)                                                          0.00
              (Z)a.  Class A Invested Amount                                                          $   603,000,000.00
        Class A Monthly Principal (the least of x,y,z)                                                $             0.00

 40.    Class B Monthly Principal (pursuant to section 4.4b)
        (distributable only after payout of Class A)
              (X)a.  Available Principal Collections on deposit in the
                     Collection Account and available for distribution:                               $             0.00
              (Y)a.  Controlled Accumulation Amount                                                   $             0.00
                 b.  Deficit Controlled Accumulation Amount                                           $             0.00
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                 c.  Controlled Deposit Amount (sum a + b)                                            $             0.00
              (Z)a.  Class B Invested Amount                                                          $   135,000,000.00
        Class B Monthly Principal (the least of x,y,z)                                                $             0.00

 41.    Collateral Monthly Principal
                 a.  pursuant to 4.4c (i) prior to occurrence of
                     Early Amortization or payment in full of the
                     Class B Investor Amount (optional)                                               $             0.00
                 b.  pursuant to 4.4c (ii) prior to occurrence of
                     Early Amortization or payment in full of the
                     Class B Investor Amount                                                          $             0.00

 42.    Class D Monthly Principal (pursuant to section 4.4d)                                          $             0.00

 Available Funds

 43.    Class A Available Funds
                 a.  Class A Finance Charge allocation                                                $    11,533,312.23
                 b.  Prior to Class B Principal Commencement Date, the
                     amount of Principal Funding Investment Proceeds and
                     Reserve Account Investment Proceeds for such prior Collection Period             $             0.00
                 c.  Any amount of Reserve Account withdrawn and
                    included in Class A Available Funds (section 4.14d)                               $             0.00
                 d.  Class A Available Funds (sum a-c)                                                $    11,533,312.23

 44.    Class B Available Funds
                 a.  Class B Finance Charge allocation                                                $     2,582,084.83
                 b.  On or After Class B Principal Commencement Date, the
                     amount of Principal Funding Investment Proceeds and
                     Reserve Account Investment Proceeds for such prior Collection Period             $             0.00
                 c.  Any amount of Reserve Account withdrawn and
                    included in Class B Available Funds (section 4.14d)                               $             0.00
                 d.  Class B Available Funds (sum a-c)                                                $     2,582,084.83

 45.    Collateral Available Funds:
                 a.  Collateral Finance Charge allocation                                             $     1,204,972.92

 46.    Class D Available Funds
                 a.  Class D Finance Charge allocation                                                $     2,065,667.86


 Reallocated Principal Collections

 47.    Class D Subordinated Principal Collections (to the extent                                     $             0.00
        needed to fund Required Amounts)

 48.    Collateral Subordinated Principal Collections (to the extent                                  $             0.00
        needed to fund Required Amounts)

 49.    Class B Subordinated Principal Collections (to the extent                                     $             0.00
        needed to fund Required Amounts)

 50.    Total Reallocated Principal Collections                                                       $             0.00


 Investor Default Amounts

 51.    Class A Investor Default Amount                                                               $     5,138,400.34


 52.    Class B Investor Default Amount                                                               $     1,150,388.14


 53.    Collateral Investor Default Amount                                                            $       536,847.80


 54.    Class D Investor Default Amount                                                               $       920,310.51


 55.    Aggregate Investor Default Amount                                                             $     7,745,946.78


 Allocable Amounts for Series 1997-2

 56.    The Allocable Amount for Series 1997-2 as of the end of the
        Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
             Class A                                                                                  $     5,138,400.34
             Class B                                                                                  $     1,150,388.14
             Class C                                                                                  $       536,847.80
             Class D                                                                                  $       920,310.51
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        Aggregate Allocable Amount                                                                    $     7,745,946.78


 Required Amounts for Series 1997-2

 57.    Class A Required Amount (section 4.5a)
              (a)  i.  Class A Monthly Interest for current Distribution
                       Date                                                                           $     3,547,126.56
                  ii.   Class A Monthly Interest previously due but not
                       paid                                                                           $             0.00
                 iii.   Class A Additional Interest for prior Collection Period
                       or previously due but not paid                                                 $             0.00
                 iv.   Class A Allocable Amount                                                       $     5,138,400.34
                  v.    Class A Servicing Fee, including previously due but
                        not paid (if FNANB is no longer Servicer)                                     $             0.00
              (b)      Class A Available Funds                                                        $    11,533,312.23
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                       Class A Required Amount (sum of a-f minus g)                                   $             0.00

 58.    Class B Required Amount (section 4.5b)
              (x)  i.  Class B Monthly Interest for current Distribution
                       Date                                                                           $       824,357.81
                  ii.   Class B Monthly Interest previously due but not
                       paid                                                                           $             0.00
                 iii.   Class B Additional Interest for prior Collection Period
                       or previously due but not paid                                                 $             0.00
                 iv.    Class B Servicing Fee, including previously due but
                        not paid (if FNANB is no longer Servicer)                                     $             0.00
                       Class B Available Funds                                                        $     2,582,084.83
              (y)      Excess of Class B Allocable Amount over
                       funds available to make payments (section 4.8d)                                $             0.00
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                       Class B Required Amount ((sum of i-iv) minus Class B                           $             0.00
                       Available funds plus y)

 59.    Collateral/Class D Required Amount (section 4.5c)
              (x)i.  Collateral/Class D Monthly Interest for current
                     Distribution date                                                                $     1,028,289.37
                 ii.  Collateral/Class D Monthly Interest previously
                     due but not paid                                                                 $             0.00
                 iii.  Collateral/Class D Additional Interest for prior
                     Collection Period or previously due but not paid                                 $             0.00
                 iv.  Collateral/Class D Servicing Fee, including previously due
                     but not paid (if FNANB is no longer Servicer)                                    $             0.00
                     Collateral/Class D Available Funds                                               $     3,270,640.78
              (y)    Excess of Collateral/Class D Allocable Amount
                     amount over funds available to make payments                                     $             0.00
                     Collateral/Class D Required Amount ((sum of i-iv minus
                     Collateral/Class D Available Funds plus y)                                       $             0.00

 Investor Charge-Offs

 60.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
        Amount and Class D Invested Amount
                 a.  Class A                                                                          $             0.00
                 b.  Class B                                                                          $             0.00
                 c.  Collateral Indebtedness Amount                                                   $             0.00
                 d.  Class D                                                                          $             0.00

 61.    The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
        Invested Amount
                 a.  Class B                                                                          $             0.00
                 b.  Collateral Indebtedness Amount                                                   $             0.00
                 c.  Class D                                                                          $             0.00

 62.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                 a.  Collateral Indebtedness Amount                                                   $             0.00
                 b.  Class D                                                                          $             0.00

 Servicing Fee

 63.    Class A Servicing Fee for the Collection Period                                               $     1,005,000.00

 64.    Class B Servicing Fee for the Collection Period                                               $       225,000.00

 65.    Collateral Servicing Fee for the Collection Period                                            $       105,000.00

 66.    Class D Servicing Fee for the Collection Period                                               $       180,000.00

 Enhancement
              (18% of total Invested Amount)
 67.    Required Enhancement Amount
                 a. Invested Amount as of the last day of the Collection Period
                    (after taking into account all distributions for the current Distribution Date)   $   900,000,000.00
                 b.  Required Enhancement Amount (line a times 18%)                                   $   162,000,000.00

 68.    Enhancement Surplus
                 a.  Available Cash Collateral Account                                                $             0.00
                 b.  Collateral Indebtedness Amount                                                   $    63,000,000.00
                 c.  Class D Invested Amount                                                          $    99,000,000.00
                 d.  Required Enhancement Amount                                                      $   162,000,000.00
                 e.  Available Enhancement Amount                                                     $   162,000,000.00
                 f.  Enhancement Surplus (e plus deposits less d)                                     $             0.00
                 g.   Enhancement deficiency, deposit excess Finance
                      Charge to Cash Collateral Account                                               $             0.00

 Reserve Account

 69.    Lowest historical 3-month Portfolio Adjusted Yield
        (must be > 4%, or line 69 will adjust accordingly)                                            %            4.22%

 70.    Reserve Account Funding Date (based on line 68)                                                        9/17/2001

 71.    Required Reserve Account Amount (after the Reserve Account
        Funding Date, 0.5% times the Class A Adjusted Investor Amount)                                $             0.00

 72.    Covered Amount                                                                                $             0.00

 73.    Available Reserve Account Amount
                 a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)                             $             0.00
                 b.  Amount of deposit in the Reserve Account on the
                      Distribution Date                                                               $             0.00
                 b.  Reserve Account Investment Proceeds                                              $             0.00
                 c.  Amount on deposit in the Reserve Account at end of relevent
                      Due Period less Investment Proceeds                                             $             0.00
                 d.  Required Reserve Account Amount                                                  $             0.00
                 e.  Available Reserve Account Amount (After Reserve Draw)                            $             0.00
                 f.  Required Reserve Account Deposit on Distribution Date                            $             0.00

 Principal Funding Account

 74.    Principal Funding Account Balance as of prior Distribution Date                               $             0.00

 75.    Deposit to the Principal Funding Account on the current
        Distribution Date                                                                             $             0.00

 76.    Withdrawal from the Principal Funding Account on the Current
        Distribution Date                                                                             $             0.00

 77.    Principal Funding Account Balance as of the current
        Distribution Date                                                                             $             0.00

 78. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

 Certificate LIBOR Determination

 79.    Certificate LIBOR Determination date for the Collection Period                                    9/13/2000

 80.    Certificate LIBOR rate for the Collection Period                                              %         6.62125%

 81. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

In July, 2000, the Servicer discovered that a data processing error, associated with a change in cardholder terms, caused a small percentage of Collections of Finance Charge Receivables processed during May 2000, June 2000, July 2000, and August 2000 to be classified as Collections of Principal Receivables. The reclassification of Collections did not have an adverse effect on the interests of the Certificateholders, but did cause various items reported in this statement and the statements for the affected months to be misstated. The error has been corrected as of September 2000. The Servicer does not expect to restate affected months.


 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 16th day of October, 2000.

                  FIRST NORTH AMERICAN NATIONAL BANK,
                  as Servicer


                  By s/Philip J. Dunn
                  Name:  Philip J. Dunn
                  Title:    Vice President